UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 East Anderson Lane Austin, Texas		78752
(Address of principal executive offices)		(Zip code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2012, Citizens, Inc. (the “Registrant”) filed a Registration Statement on Form S-3 (the “Registration Statement”) under the Securities Act of 1933 covering the offering and sale of shares of the Registrant’s Class A common stock under the Citizens, Inc. Stock Investment Plan (the “Plan”). As of December 19, 2012, the Registrant suspended the operation of the Plan with respect to the purchases of shares of Class A common stock by participants under the Plan until the Registration Statement is declared effective by Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President

Dated: December 21, 2012